                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (date of earliest event reported): AUGUST 23, 2001


                            TECUMSEH PRODUCTS COMPANY
             (Exact name of registrant as specified in its charter)


                                    MICHIGAN
         (State or other jurisdiction of incorporation or organization)

         0-452                                           38-1093240
(Commission File Number)                    (IRS Employer Identification Number)


                            100 EAST PATTERSON STREET
                            TECUMSEH, MICHIGAN 49286
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (517) 423-8411


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

         The registrant's press release dated August 23, 2001, regarding management changes is attached as Exhibit 99.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) The following exhibit is filed as a part of this report:

               Exhibit No.                   Description

                 99                          Press release dated August 23, 2001




                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             TECUMSEH PRODUCTS COMPANY


Date: August 23, 2001                        By:   /s/ JOHN H. FOSS
                                                   -----------------------------
                                                           John H. Foss
                                                   Vice President, Treasurer and
                                                      Chief Executive Officer

                                 Exhibit Index


Exhibit No.                     Description

   99                           Press Release